UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2024

MEDALLION FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-37747

(Commission File Number)

04-3291176

(IRS Employer Identification No.)

437 MADISON AVENUE, 38th Floor

NEW YORK, NEW YORK 10022

(Address of Principal Executive Offices) (Zip Code)

(212) 328-2100

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MFIN	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 8, 2024, the Board of Directors (the “Board”) of Medallion Financial Corp. (the “Company”) adopted the Third Amended and Restated By-Laws (the “Amended and Restated By-Laws”), which became effective upon adoption. Among other things, the amendments effected by the Amended and Restated By-Laws:

•

update the notice period for stockholders to bring matters before a meeting of stockholders to be, in the case of an annual meeting of stockholders, not earlier than 150 days nor later than 120 days prior to the one-year anniversary of the date on which the Company first mailed its proxy materials or a notice of availability of proxy materials (whichever is earlier) for the preceding year’s annual meeting and, in the case of a special meeting of stockholders, not earlier than 120 days prior to such special meeting nor later than the later of (x) the 90th day prior to such special meeting or (y) the 10th day following the day on which public announcement is first made of the date of the special meeting;

•

enhance procedural mechanics and disclosure requirements in connection with stockholder nominations of directors and submissions of proposals regarding other business at stockholder meetings, including by requiring additional background information and disclosures regarding proposing stockholders, proposed director nominees and business, and other persons related to the stockholder’s solicitation of proxies; and

•

require any stockholder nominees to provide certain background information regarding any voting or compensation arrangements, securities ownership, and potential conflicts of interest, and representations regarding compliance with the Company’s policies and guidelines and, if elected, such nominee’s intent to serve the entire term, as well as ensuring that inclusion of any proposed nominee on the Board must not violate, or cause the Company or any of its subsidiaries to violate, any law or regulation (whether antitrust, banking or otherwise).

The Amended and Restated Bylaws also include certain technical, conforming, modernizing and clarifying changes, including with respect to conduct at, and the organization of, meetings of stockholders.

The foregoing summary of the Amended and Restated By-Laws does not purport to be complete and is subject to, and qualified in its entirety, by the full text of the Amended and Restated By-Laws, which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

The following exhibits are being filed with this Current Report on Form 8-K:

3.1	Third Amended and Restated By-Laws of Medallion Financial Corp., as amended and restated as of August 8, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 12, 2024

MEDALLION FINANCIAL CORP.

By:	/s/ Anthony N. Cutrone
Name:	Anthony N. Cutrone
Title:	Chief Financial Officer

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